STATEMENTS OF CASH FLOWS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Cash flows from operating activities
Net Income (Loss)	$ 78	$ 62	$ 15
Adjustments to Reconcile Net Income (Loss) to Cash Provided by (Used in) Operating Activities
Deposits	(50)	(58)	(36)
Changes in operating assets and liabilities
(Increase) in other receivables	(29)	(20)	0
Increase / (Decrease) in accounts payable	(1)	(2)	6
Net cash used in operating activities	(2)	(18)	(15)
Cash flows from investing activities
Interest from banks' deposits, net of deposits during the year	42	17	20
Net cash provided by (used in( investing activities	42	17	20
Increase (decrease) in cash and cash equivalents	40	(1)	5
Cash and cash equivalents at the beginning of the year	17	18	13
Cash and cash equivalents at the end of the year	57	17	18
Appendix A - Supplemental cash flow information
Interest obtained during the year	$ 125	$ 78	$ 8